UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 1, 2020

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CMS Energy Corporation Common Stock, $0.01 par value	CMS	New York Stock Exchange
CMS Energy Corporation 5.625% Junior Subordinated Notes due 2078	CMSA	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2078	CMSC	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2079	CMSD	New York Stock Exchange
Consumers Energy Company Cumulative Preferred Stock, $1.00 par value: $4.50 Series	CMS-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company:  CMS Energy Corporation ☐       Consumers Energy Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  CMS Energy Corporation ☐        Consumers Energy Company ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

CMS ENERGY CORPORATION

At the CMS Energy 2020 annual meeting of shareholders held on May 1, 2020, the shareholders of CMS Energy voted upon the proposals as described in its proxy statement dated March 19, 2020. The results of the shareholder votes are as follows.

1.	Proposal to elect members to the CMS Energy board of directors. All of the nominees were elected with the votes for individual nominees as follows:

Number of Votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Jon E. Barfield	231,176,252	4,916,932	228,923	14,877,655
Deborah H. Butler	235,866,037	243,624	212,446	14,877,655
Kurt L. Darrow	234,085,292	2,008,011	228,804	14,877,655
William D. Harvey	235,842,530	240,109	239,468	14,877,655
Patricia K. Poppe	235,861,539	253,766	206,802	14,877,655
John G. Russell	234,452,340	1,627,594	242,173	14,877,655
Suzanne F. Shank	235,771,969	323,433	226,705	14,877,655
Myrna M. Soto	235,832,905	268,020	221,182	14,877,655
John G. Sznewajs	235,839,634	248,531	233,942	14,877,655
Ronald J. Tanski	235,822,977	269,969	229,161	14,877,655
Laura H. Wright	235,559,095	552,774	210,238	14,877,655

2.	Non-binding advisory proposal to approve the compensation paid to CMS Energy’s named executive officers, as disclosed in its proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure, was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
227,521,157	8,384,415	416,535	14,877,655
96%	4%

3.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit CMS Energy’s financial statements for the year ending December 31, 2020 was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
247,642,635	3,374,084	183,043	0

4.	Proposal to approve the 2020 Performance Incentive Stock Plan, was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
229,270,445	6,735,915	315,747	14,877,655

5.	Shareholder proposal relating to political contributions disclosure, more fully described in its proxy statement, was not approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
82,148,351	153,024,636	1,149,120	14,877,655

CONSUMERS ENERGY COMPANY

At the concurrent Consumers Energy 2020 annual meeting of shareholders, the shareholders of Consumers Energy voted upon the proposals as described in its proxy statement dated March 19, 2020. The results of the shareholder votes are as follows.

1.	Proposal to elect members to the Consumers Energy board of directors. All of the nominees were elected with the votes for individual nominees as follows:

Number of Votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Jon E. Barfield	84,200,188	3,798	3,618	152,540
Deborah H. Butler	84,201,083	3,688	2,833	152,540
Kurt L. Darrow	84,200,652	3,669	3,283	152,540
William D. Harvey	84,199,714	4,157	3,733	152,540
Patricia K. Poppe	84,200,840	3,931	2,833	152,540
John G. Russell	84,200,304	3,567	3,733	152,540
Suzanne F. Shank	84,200,759	3,912	2,933	152,540
Myrna M. Soto	84,200,749	4,122	2,733	152,540
John G. Sznewajs	84,200,212	3,594	3,798	152,540
Ronald J. Tanski	84,200,298	3,608	3,698	152,540
Laura H. Wright	84,200,413	4,088	3,103	152,540

2.	Non-binding advisory proposal to approve the compensation paid to Consumers Energy’s named executive officers, as disclosed in its proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure, was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
84,182,641	17,275	7,688	152,540

3.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit Consumers Energy’s financial statements for the year ending December 31, 2020 was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
84,348,705	5,237	6,202	0

4.	Proposal to approve the 2020 Performance Incentive Stock Plan, was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
84,189,137	12,283	6,184	152,540

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

10.1	CMS Energy Performance Incentive Stock Plan, effective June 1, 2020
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: May 1, 2020	By:	/s/ Rejji P. Hayes
Rejji P. Hayes
Executive Vice President and Chief Financial Officer

CONSUMERS ENERGY COMPANY

Dated: May 1, 2020	By:	/s/ Rejji P. Hayes
Rejji P. Hayes
Executive Vice President and Chief Financial Officer